UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 13, 2022

ECB BANCORP, INC.

(Exact Name of Registrant as Specified in Charter)

Maryland	333-263449	88-1502079
(State or Other Jurisdiction) of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

419 Broadway, Everett, Massachusetts		02149
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (617) 387-1110

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry Into a Material Definitive Agreement.

On May 13, 2022, ECB Bancorp, Inc., a Maryland corporation (the “Company”), and Everett Co-operative Bank (the “Bank”) entered into an Agency Agreement with Keefe, Bruyette & Woods, Inc. (“KBW”). KBW will assist in the marketing of the Company’s common stock during the Company’s stock offering in connection with the Bank’s pending conversion from a Massachusetts mutual co-operative bank to a Massachusetts stock co-operative bank.

For its services in the subscription and community offering, KBW will receive a management fee of $30,000 and a selling agent fee equal to 1% of the aggregate purchase price of the shares of the Company’s common stock sold in the subscription offering and community offering. The management fee will be credited against the selling agent fee.

In addition, KBW will receive a fee of $25,000 for conversion agent and data processing records management agent services, as well as a reimbursement for out-of-pocket expenses and legal expenses related to its marketing services and its conversion agent and data processing records management agent services. If the Company conducts a syndicated community offering, the Company will pay a transaction fee not to exceed 6.0% of the aggregate purchase price of all shares of common stock sold in the syndicated community offering.

The shares of common stock are being offered pursuant to a Registration Statement on Form S-1, as amended (Registration No. 333-263449), filed by the Company under the Securities Act of 1933, as amended, and a related prospectus dated May 13, 2022.

The foregoing description of the terms of the Agency Agreement is qualified in its entirety by reference to the Agency Agreement, which is filed as Exhibit 1.1 hereto and incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

1.1	Agency Agreement dated May 13, 2022

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ECB BANCORP, INC.

DATE: May 13, 2022	By:	/s/ Richard J. O’Neil, Jr.
Richard J. O’Neil, Jr.
President and Chief Executive Officer